UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2008

NUSTAR ENERGY L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2330 N. Loop 1604 West San Antonio, Texas		78248
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 918-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 10, 2008, the Board of Directors of the general partner of NuStar Energy L.P. (the “Partnership”) approved an amendment to the Partnership’s agreement of limited partnership (the “Partnership Agreement”) to modify the mechanism by which the capital accounts of all partners are maintained when the general partner’s incentive distribution rights are valued when calculating the enterprise value of the Partnership in the event of a follow-on offering of common units.

A copy of Amendment No. 3 to the Partnership Agreement is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amendment No. 3 to Third Amended and Restated Agreement of Limited Partnership of NuStar Energy L.P., dated April 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar Energy L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

	By:	NuStar GP, LLC
its general partner

Date: April 15, 2008	By:	/s/ Amy L. Perry
Amy L. Perry
Assistant Secretary

EXHIBIT INDEX

Number	Exhibit

3.1	Amendment No. 3 to Third Amended and Restated Agreement of Limited Partnership of NuStar Energy L.P., dated April 10, 2008.